                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

           OFFER TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK

                                      OF

                       KANSAS CITY POWER & LIGHT COMPANY

                                      FOR

                          $31.00 OF COMMON STOCK
                            (SUBJECT TO ADJUSTMENT)
                                      OF

                            WESTERN RESOURCES, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  As set forth under "The Offer--Procedure for Tendering" in the Prospectus, dated June , 1996 (the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of common stock, without par value (the "Shares"), of Kansas City Power & Light Company, a Missouri corporation, are not immediately available, if the certificates and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus), or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Offer--Procedure for Tendering" in the Prospectus.

                     THE EXCHANGE AGENT FOR THE OFFER IS:

                               [              ]

        BY MAIL:           BY FACSIMILE TRANSMISSION    BY HAND OR OVERNIGHT
                       (FOR ELIGIBLE INSTITUTIONS ONLY):      DELIVERY:



        [      ]              Fax: (   ) [      ]             [      ]

                               CONFIRM FACSIMILE
                          TRANSMISSION BY TELEPHONE:

                                (   ) [       ]

                               ----------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to Western Resources, Inc., a Kansas corporation, upon the terms and subject to the conditions set forth in the Prospectus dated June , 1996 and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares shown in the Box below pursuant to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus.


             Shares

CERTIFICATE NOS. FOR SHARES (IF             NAME(S) OF RECORD HOLDER(S)
AVAILABLE) __________________________       ___________________________________


_____________________________________       ___________________________________
                                                  (PLEASE TYPE OR PRINT)

                                            ADDRESS(ES) _______________________

                                            ___________________________________
                                                                     (ZIP CODE)
CHECK ONE BOX IF SHARES WILL BE             AREA CODE AND TEL. NO(S). _________
TENDERED BY BOOK-ENTRY TRANSFER:


                                            ___________________________________

[_] THE DEPOSITORY TRUST COMPANY
                                            SIGNATURE(S) ______________________
[_] PHILADELPHIA DEPOSITORY TRUST
COMPANY

                                            ___________________________________


ACCOUNT NUMBER ______________________       DATED ______________________ , 1996

                    THE GUARANTEE BELOW MUST BE COMPLETED.
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees (a) that the above named person(s) has (have) a "net long position" in the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Exchange Agent's accounts at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Transmittal, within three (3) New York Stock Exchange, Inc. trading days of the date hereof.

NAME OF FIRM ________________________       ___________________________________
                                                  (AUTHORIZED SIGNATURE)


ADDRESS _____________________________
                                            TITLE _____________________________


_____________________________________
                           (ZIP CODE)       NAME ______________________________
                                                  (PLEASE TYPE OR PRINT)


AREA CODE AND TEL. NO. ______________
                                            DATED          , 1996

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE CERTIFICATES
       SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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